UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2003

Del Global Technologies Corp.

(Exact name of registrant as specified in its charter)

New York	0-3319	13-1784308
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Park, Valhalla, NY	10595
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 686-3600

(Former name or former address, if changed since last report.)

Item 5.    Other Events

On June 9, 2003, the Registrant announced developments in the Department of Defense investigation at its RFI Corporation subsidiary. For additional information, reference is made to the press release which is incorporated herein by reference and is attached hereto as Exhibit 99.01.

On June 3, 2003, the Registrant announced the election results of its Annual Meeting of Shareholders held on May 29, 2003. For additional information, reference is made to the press release which is incorporated herein by reference and is attached hereto as Exhibit 99.02. Subsequently, the new Board of Directors appointed Mr. Gerald M. Czarnecki as its Chairman of the Board of Directors.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)    Financial Statements of Businesses Acquired

Not Applicable.

(b)    Pro forma Financial Information

Not Applicable.

(c)    Exhibits

99.01 Press Release dated June 9, 2003.

99.02 Press Release dated June 3, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL GLOBAL TECHNOLOGIES CORP.

Dated: June 9, 2003	By:	/s/ Samuel E. Park
Samuel E. Park
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.01	Press Release dated June 9, 2003.
99.02	Press Release dated June 3, 2003.

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